Exhibit 10.12

THE SECURITIES REFERRED TO HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAW. SUCH SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE PLEDGED, TRANSFERRED OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION OR DELIVERY OF AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE WITH THE ACT OR AN EXEMPTION THEREUNDER.

Note that when executing this Subscription Agreement, subscribers will need to complete and sign (i) the appropriate Subscription Agreement signature page (depending on whether the subscriber is an individual or an entity) and (ii) the Investor Questionnaire attached to this Subscription Agreement as Attachment 1. The foregoing must be completed and properly executed by or on behalf of the person or entity making the investment before a subscription will be accepted.

First Choice Healthcare Solutions, Inc.

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Agreement”) is made as of the date set forth on the signature page of this Agreement, by and among First Choice Healthcare Solutions, Inc., a Delaware corporation (the “Company”), and each party who is a signatory hereto (individually, a “Subscriber” and collectively with other signatories of this Agreement in connection with the Offering described below, the “Subscribers”).

RECITALS:

WHEREAS, the Company desires to offer and sell in a private offering (the “Offering”) 10% Senior Secured Convertible Notes (“Notes”), and warrants having the terms set forth in Section 1(b) hereof (“Warrants”) (each Note and Warrant is collectively referred to herein as a “Strip”);

WHEREAS, the Company desires to enter into this Agreement to issue and sell, and the Subscriber desires to purchase, a Strip on the terms and conditions set forth herein.

WHEREAS, the Company and Subscriber are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Act.

NOW, THEREFORE, in consideration of the promises and the mutual representations and covenants hereinafter set forth, Subscriber and the Company agree as follows:

1. Purchase of Strips.

(a) Subscription. Subject to the terms set forth herein, the Subscriber hereby irrevocably subscribes for and agrees to purchase from the Company a Strip as set forth on the signature page hereto at the subscription amount set forth therein (the “Purchase Price”). The Purchase Price is payable by wire transfer of immediately available funds to such account as instructed by the Company. The Company’s agreement with each Subscriber is a separate agreement and the sale of a Strip to each Subscriber is a separate sale.

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(b) Convertible Promissory Notes. Each Note will have the rights, preferences, and limitations applicable as set forth in the form of 10% Senior Secured Convertible Note attached hereto as Exhibit A. Each Note is being issued at an original issue discount of 10%. The obligations of the Company under the Note will be secured by a Security Agreement in the form attached hereto as Exhibit B. Subscriber agrees to deliver to the Company a countersigned signature page to such Security Agreement.

(c) Warrants. Each Warrant will entitle its holder to purchase the Company’s Common Stock, par value $0.001, at a purchase price of 93.75% of the per share price in a Qualified Financing (as such term is defined in the Warrant). The quantity of Common Stock subject to purchase upon exercise of the Warrant will be an amount equal to 50% of the face value of the holder’s Note. Additional terms and conditions with respect to the Warrants are set forth in the form of Warrant attached hereto as Exhibit C (the “Form of Warrant”). The Company will provide each Subscriber with a Warrant agreement upon the Closing in substantially the form of the Form of Warrant. Subscriber agrees to deliver to the Company a countersigned signature page to such Warrant.

(d) Registration Rights. The Strip will entitle the Subscriber to the registration right set forth in the registration rights agreement the form of which is attached hereto as Exhibit D (the “Registration Rights Agreement”). Each Subscriber agrees to deliver to the Company a countersigned signature page to the Registration Rights Agreement.

(e) Rights Reserved by the Company. The Company reserves the right in its sole discretion to reject any or all subscriptions made hereby, in whole or in part, to accept subscriptions in the aggregate amount less than the Maximum Offering (as defined below), and/or to suspend or terminate or extend the Offering. In the event a subscription is rejected by the Company, the subscription funds shall be returned to the Subscriber without interest or deduction thereon.

(f) Offering Period. The Offering period shall expire at the earlier of (i) 11:59 p.m. (EST) on February 28, 2021 (subject to the right of the Company to extend the Offering for up to an additional 30-day period without notice to the Subscriber) or (ii) such other date on which all of the Strips to be issued in the Maximum Offering are sold (the “Termination Date”), unless extended by the Company.

(g) Offering. Subscriber understands and acknowledges that this subscription is part of a proposed placement by the Company for a minimum aggregate investment amount of $500,000 (the “Minimum Offering Amount”) and a maximum aggregate investment amount of $2,500,000, with an overallotment of an additional $500,000 (together with the overallotment amount, the “Maximum Offering Amount”). Subscriber further understands and acknowledges that the minimum subscription that will be accepted by any investor is $50,000; provided that the Company may waive such limitation in its sole discretion. Subscriber understands that Offering proceeds will be held in an escrow account established by the Company and released to the Company as such time or times as determined by the Company, subject to approval by the U.S. Bankruptcy Court (if necessary). If the Minimum Offering is not obtained or the U.S. Bankruptcy Court rejects the Offering, in either case, by the Termination Date or any extended period, the Offering proceeds held in escrow will be returned to the investors without interest or deduction.

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(h) Closing. Subject to the requirements above, the initial closing of the purchase and sale of the Strips (the “Initial Closing”) shall occur on or prior to the Termination Date, as determined by the Company. Following the Initial Closing, the Company may conduct, in its sole discretion, one or more closings of the purchase and sale of Strips. The Initial Closing and each subsequent closing of the purchase and sale of Strips is referred to herein as a “Closing.” Each Closing shall occur or be deemed to occur at the offices of the Company at 709 South Harbor City Blvd, Suite 530, Melbourne, FL 32901.

2. Representations and Warranties of Subscriber. Subscriber represents and warrants to the Company as follows:

(a) At the time Subscriber was offered the Strip, Subscriber was, and on the date Subscriber receives the Strip will be, an “accredited investor” as defined by Rule 501(a) under the Act, and Subscriber is capable of evaluating the merits and risks of Subscriber’s investment in the Company and has the capacity to protect Subscriber’s own interests.

(b) Subscriber understands that the Strip is not presently registered under the Act and may never become registered under the Act. Subscriber acknowledges that neither the Strip nor any shares of Common Stock obtained upon conversion of the Note or exercise of the Warrant can be sold, transferred, pledged, hypothecated, assigned or otherwise disposed of, unless such Strip or Common Stock, as the case may be, is registered under the Act, or if in the opinion of counsel satisfactory to the Company, such sale, transfer, pledge, hypothecation, assignment or disposition is exempt from such registration requirements. The Subscriber understands that it may have to hold the Strip and any shares of Common Stock obtained upon conversion of the Note or exercise of the Warrant for an indefinite period of time, and that the Subscriber might have to bear the complete economic loss of its investment in the Company.

(c) Subscriber acknowledges and understands that the Strip is being purchased for investment purposes and not with a view to distribution or resale, nor with the intention of selling, transferring or otherwise disposing of all or any part thereof for any particular price, or at any particular time, or upon the happening of any particular event or circumstances, except selling, transferring, or disposing the Strip in full compliance with all applicable provisions of the Act, the rules and regulations promulgated by the Securities and Exchange Commission (“SEC”) thereunder, and applicable state securities laws. Subscriber acknowledges and understands that an investment in the Strip is not a liquid investment.

(d) Subscriber acknowledges that the Strip is not a publicly traded security. Subscriber acknowledges and understands that there is no public market for any of the Strips and no assurance can be given that any public market will ever develop or if developed that any such market will be sustained.

(e) Subscriber acknowledges that Subscriber has had the opportunity to ask questions of, and receive answers from the Company or any person acting on the Company’s behalf concerning the Company and its business and to obtain any additional information, to the extent possessed by the Company (or to the extent it could have been acquired by the Company without unreasonable effort or expense) necessary to verify the accuracy of the information received by Subscriber. In connection therewith, Subscriber acknowledges that Subscriber has had the opportunity to discuss the Company’s business, management and financial affairs with the Company’s management or any person acting on its behalf. In determining whether to make this investment, Subscriber has relied solely on Subscriber’s own knowledge and understanding of the Company and its business based upon Subscriber’s own due diligence investigations and the information furnished pursuant to this paragraph.

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(f) Subscriber has all requisite legal and other power and authority to execute and deliver this Agreement and to carry out and perform Subscriber’s obligations under the terms of this Agreement. This Agreement constitutes a valid and legally binding obligation of Subscriber, enforceable in accordance with its terms, and subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other general principals of equity, whether such enforcement is considered in a proceeding in equity or law.

(g) Subscriber has carefully considered and has discussed with the Subscriber’s professional legal, tax, accounting and financial advisors, to the extent the Subscriber has deemed necessary, the suitability of this investment and the transactions contemplated by this Agreement, including, whether the acquisition of the Strip will result in any adverse tax consequences to the Subscriber, for the Subscriber’s particular federal, state, local and foreign tax and financial situation and has determined that this investment and the transactions contemplated by this Agreement are a suitable investment for the Subscriber. Subscriber relies solely on such advisors and not on any statements or representations of the Company, or its agents. Subscriber understands that Subscriber (and not the Company) shall be responsible for Subscriber’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

(h) This Agreement and the Purchaser Questionnaire do not contain any untrue statement of a material fact or omit any material fact concerning Subscriber.

(i) There are no actions, suits, proceedings or investigations pending against Subscriber or Subscriber’s properties before any court or governmental agency (nor, to Subscriber’s knowledge, is there any threat thereof) which would impair in any way Subscriber’s ability to enter into and fully perform Subscriber’s commitments and obligations under this Agreement or the transactions contemplated hereby.

(j) The execution, delivery and performance of and compliance with this Agreement, and the issuance of the Strip will not result in any material violation of, or conflict with, or constitute a material default under, any of Subscriber’s articles of incorporation or other organizational charter document or bylaws, partnership agreement or operating agreement, if applicable, or any of Subscriber’s material agreements, nor result in the creation of any mortgage, pledge, lien, encumbrance or charge against any of the assets or properties of Subscriber or the Strips.

(k) Subscriber acknowledges that the Strip is speculative and involve a high degree of risk, and that Subscriber can bear the economic risk of the purchase of the Strip, including a total loss of its investment.

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(l) Subscriber understands that the merits of the Strips have not been passed upon by the SEC nor any state securities commission, nor has the SEC nor any state securities commission opined upon the accuracy or adequacy of this Agreement and recognizes that no federal, state or foreign agency has recommended or endorsed the purchase of the Strip.

(m) Subscriber is aware that the Strips are and will be, when issued, “restricted securities” as that term is defined in Rule 144 of the general rules and regulations under the Act.

(n) Subscriber understands that the Note, the Warrant and any and all securities issued in replacement thereof or in exchange therefor or in exercise thereof shall bear the following legend or one substantially similar thereto, which Subscriber has read and understands:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR APPLICABLE STATE SECURITIES LAWS (“STATE ACTS”) AND MAY NOT BE SOLD, ASSIGNED, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR STATE ACTS OR AN EXEMPTION FROM REGISTRATION THEREUNDER.”

(o) In addition, the Note, the Warrant and any and all securities issued in replacement thereof or in exchange therefor or in exercise thereof, shall bear such legends as may be required by the securities laws of the jurisdiction in which Subscriber resides.

(p) Any sales, transfers, or any other dispositions of the Strip by Subscriber, if any, will be in compliance with the Act.

(q) Subscriber acknowledges that Subscriber has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Strip and of making an informed investment decision.

(r) Subscriber represents that: (i) Subscriber is able to bear the economic risks of an investment in the Strip and to afford the complete loss of the investment; and (ii) (A) Subscriber could be reasonably assumed to have the capacity to protect his/her/its own interests in connection with this subscription; or (B) Subscriber has a pre-existing personal or business relationship with either the Company or any affiliate thereof of such duration and nature as would enable a reasonably prudent purchaser to be aware of the character, business acumen and general business and financial circumstances of the Company or such affiliate and is otherwise personally qualified to evaluate and assess the risks, nature and other aspects of this subscription.

(s) Subscriber further represents that the address set forth below is his/her principal residence (or, if Subscriber is a company, partnership or other entity, the address of its principal place of business); that Subscriber is purchasing the Strip for Subscriber’s own account and not, in whole or in part, for the account of any other person; Subscriber is purchasing the Strip for investment and not with a view to resale or distribution; and that Subscriber has not formed any entity for the purpose of purchasing the Strip.

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(t) Subscriber understands that the Company shall have the unconditional right to accept or reject this subscription, in whole or in part, for any reason or without a specific reason, in the sole and absolute discretion of the Company (even after receipt and clearance of Subscriber’s funds). This Agreement is not binding upon the Company until accepted by an authorized representative of the Company. In the event that the subscription is rejected, then Subscriber’s subscription funds will be returned without interest thereon or deduction therefrom.

(u) Subscriber represents that Subscriber is not subscribing for a Strip as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the Internet, television or radio or presented at any seminar or meeting.

(v) Subscriber has carefully read this Agreement and Subscriber has accurately completed the Purchaser Questionnaire which accompanies this Agreement.

(w) No representations or warranties have been made to Subscriber by the Company, or any of its managers, officers, employees, agents, affiliates, or subsidiaries of the Company, other than the representations of the Company contained herein, and in subscribing for the Strips the Subscriber is not relying upon any representations other than those contained in this Agreement.

(x) Subscriber represents and warrants, to the best of its knowledge, no finder, broker, agent, financial advisor or other intermediary, nor any purchaser representative or any broker-dealer acting as a broker, is entitled to any compensation in connection with the transactions contemplated by this Agreement.

(y) The Subscriber is not a prohibited country, territory, individual or entity listed on the U.S. Department of Treasury’s Office of Foreign Assets Control (“OFAC”) website and is not directly or indirectly affiliated with any country, territory, individual or entity named on an OFAC list or prohibited by any OFAC sanctions programs. All amounts subscribed for in this Agreement by the Subscriber were not directly or indirectly derived from activities that may contravene Federal, state or international laws and regulations, including anti-money laundering and anti-terrorist financing laws and regulations.

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(z) The Subscriber acknowledges that due to anti-terrorism and anti-money laundering regulations, the Company or any administrator acting on behalf of the Company may require further documentation verifying Subscriber’s identity and the source of funds used to purchase the Strip subscribed for hereby before this Agreement can be processed or accepted. To comply with applicable U.S. legislation and regulations, including but not limited to the International Anti-Money Laundering and Financial Anti-Terrorism Abatement Act of 2001 (Title III of the USA PATRIOT Act), the Subscriber agrees that all payments by Subscriber to the Company and all distributions to the Subscriber from the Company will only be made in Subscriber’s name and to and from a bank account of a bank based or incorporated in or formed under the laws of the Striped States or a bank that is not a “foreign shell bank” within the meaning of the U.S. Bank Secrecy Act (31 U.S.C. § 5311 et seq.), as amended, and the regulations promulgated thereunder by the U.S. Department of the Treasury, as such regulations may be amended from time to time. The Subscriber further agrees to provide the Company at any time during the term of the Company with such information or certification as the Company determines to be necessary or appropriate to verify compliance with the anti-terrorism and anti-money laundering regulations of any applicable jurisdiction or to respond to requests for information concerning the identity of Subscriber or any person directly or indirectly controlling or owning an interest in the Subscriber from any governmental authority, self-regulatory organization or financial institution in connection with the Company’s compliance procedures with respect to anti-terrorism and anti-money laundering regulations and to update such information as necessary. Such information may include, but not be limited to, the name, address, telephone number, date of birth, and Social Security or taxpayer identification number of any such individual person, or of the beneficial owners of any entity, if the Subscriber is an entity. Identity may be verified using a current valid passport or other such current valid government-issued identification (e.g., a driver’s license). The Company intends to maintain records of information used for verification of identity. Subscriber understands that any information provided to the Company may be disclosed to the United States Government by the Company.

(aa) The Subscriber is aware that on June 15, 2020, the Company filed a voluntary petition for relief under Chapter 11 of the Bankruptcy Code in the Chapter 11 captioned In re First Choice Healthcare Solutions, Inc. (Case No.: 6:20-bk-3355-KSJ) (the “Bankruptcy Case”). The Subscriber has had an opportunity to review all court filings in connection with the Bankruptcy Case and is satisfied that it understands the status of the Bankruptcy Case.

3. Representations and Warranties of the Company. The Company represents and warrants to Subscriber as follows:

(a) The Company is duly organized and validly existing as a corporation in good standing under the laws of the State of Delaware.

(b) The Company has all such corporate power and authority to enter into, deliver and perform this Agreement.

(c) All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement by the Company, and the issuance and sale of the Strip to be sold by the Company pursuant to this Agreement. This Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

(d) The Company shall use the proceeds from the sale of Strip hereunder for general operating expenses, including working capital and capital expenditures.

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4. Indemnification. Subscriber agrees to indemnify and hold harmless the Company and its managers, members, officers, directors, employees, members, agents, counsel and affiliates, and any person acting on behalf of the Company (“Indemnitees”), from and against any and all damage, loss, liability, cost and expense (including reasonable attorneys’ fees) (“Loss”) which any of them may incur by reason of the failure by Subscriber to fulfill any of the terms and conditions of this Agreement, or by reason of any breach of the representations and warranties made by Subscriber herein, or in any other document provided by Subscriber to the Company. All representations, warranties and covenants of each of Subscriber and the Company contained herein shall survive the acceptance of this subscription.

5. Miscellaneous.

(a) Subscriber agrees not to transfer or assign this Agreement or any of Subscriber’s interest herein and further agrees that the transfer or assignment of the Strip acquired pursuant hereto shall be made only in accordance with all applicable laws.

(b) Subscriber agrees that Subscriber cannot cancel, terminate, or revoke this Agreement or any agreement of Subscriber made hereunder, and this Agreement shall survive the death or legal disability of Subscriber and shall be binding upon Subscriber’s heirs, executors, administrators, successors, and permitted assigns.

(c) Subscriber has read and has accurately completed this entire Agreement.

(d) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a written execution by all parties.

(e) Subscriber acknowledges that it has been advised to consult with its own attorney, and tax, accounting and financial advisors regarding this subscription and Subscriber has done so to the extent that Subscriber deems appropriate.

(f) All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by facsimile or e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next Business Day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Such communications must be sent to the respective parties at the addresses indicated below (or at such other address for a party as shall be specified in a notice given in accordance with this paragraph).

If to the Company, at:

First Choice Healthcare Solutions, Inc.

709 South Harbor City Blvd, Suite 530

Melbourne, FL 32901

Attention: Lance Friedman, CEO

Tel: 321-725-0090 x209

E-mail: lance@myfchs.com

If to the Subscriber, at its address set forth on the signature page to this Agreement.

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(g) Failure of the Company to exercise any right or remedy under this Agreement or any other agreement between the Company and the Subscriber, or otherwise, or delay by the Company in exercising such right or remedy, will not operate as a waiver thereof. No waiver by the Company will be effective unless and until it is in writing and signed by the Company.

(h) This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of Delaware.

(i) Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in the federal courts of the United States of America or the courts of the State of Florida in each case located in the city of Orlando and County of Orange, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Service of process, summons, notice or other document by certified or registered mail to such party’s address set forth herein shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or any proceeding in such courts and irrevocably waive and agree not to plead or claim in any such court that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(j) Each party acknowledges and agrees that any controversy which may arise under this Agreement is likely to involve complicated and difficult issues and, therefore, each such party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal action arising out of or relating to this Agreement or the transactions contemplated hereby.

(k) If any provision of this Agreement is held to be invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed modified to conform to such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provisions hereof.

(l) The parties understand and agree that money damages would not be a sufficient remedy for any breach of the Agreement by the Company or the Subscriber and that the party against which such breach is committed shall be entitled to equitable relief, including injunction and specific performance, as a remedy for any such breach. Such remedies shall not be deemed to be the exclusive remedies for a breach by either party of the Agreement but shall be in addition to all other remedies available at law or equity to the party against which such breach is committed.

(m) All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, singular or plural, as identity of the person or persons may require. The term “it” includes “he” and “she”.

(n) This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

[Signature Page Follows]

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Signature Page for Individuals:

IN WITNESS WHEREOF, Subscriber has caused this Subscription Agreement to be executed as of the date indicated below.

$ ____________________

Total Subscription Amount

$ _______________________________

Face Amount of 10% Senior Secured Convertible Note

Print or Type Name

Signature

Date

Address

Please check if applicable and include co-owner’s information below (name, address, social security number):

_______ Joint Tenancy	______ Tenants in Common

[Individual Subscriber Signature Page to Subscription Agreement]

Partnerships, Corporations or Other Entities:

IN WITNESS WHEREOF, Subscriber has caused this Subscription Agreement to be executed as of the date indicated below.

$ _________________________________

Total Subscription Amount

$ _________________________________

Face Amount of 10% Senior Secured Convertible Note

Print or Type Name of Entity

By:

Name:

Date

Address

[Entity Subscriber Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, the Company has caused this Subscription Agreement to be executed, and the foregoing subscription accepted, as of the date indicated below.

FIRST CHOICE HEALTHCARE SOLUTIONS, INC.

By:	/s/ Lance Friedman
Name:	Lance Friedman
Title:	CEO

Date:	SEPTEMBER 9, 2021

[Company Signature Page to Subscription Agreement]

Attachment 1

CONFIDENTIAL

PURCHASER QUESTIONNAIRE

FIRST CHOICE HEALTHCARE SOLUTIONS, INC.

THIS QUESTIONNAIRE MUST BE ANSWERED FULLY AND RETURNED ALONG WITH YOUR COMPLETED SUBSCRIPTION AGREEMENT IN CONNECTION WITH YOUR PROSPECTIVE PURCHASE OF A 10% SENIOR SECURED CONVERTIBLE NOTE AND WARRANT FROM FIRST CHOICE HEALTHCARE SOLUTIONS, INC. (THE “COMPANY”).

THE INFORMATION SUPPLIED IN THIS QUESTIONNAIRE WILL BE HELD IN STRICT CONFIDENCE. NO INFORMATION WILL BE DISCLOSED EXCEPT TO THE EXTENT THAT SUCH DISCLOSURE IS REQUIRED BY LAW OR REGULATION, OTHERWISE DEMANDED BY PROPER LEGAL PROCESS OR IN LITIGATION INVOLVING THE COMPANY AND ITS CONTROLLING PERSONS.

(1) The undersigned represents and warrants that he, she or it comes within at least one category marked below, and that for any category marked, he, she or it has truthfully set forth, where applicable, the factual basis or reason the undersigned comes within that category. The undersigned agrees to furnish any additional information which the Company deems necessary in order to verify the answers set forth below.

Category A __	The undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth, or joint net worth with his or her spouse or spousal equivalent, presently exceeds $1,000,000. For purposes of this Category A, “net worth” means the excess of total assets at fair market value (including personal and real property but excluding the estimated fair market value of a person’s primary home) over total liabilities. Total liabilities excludes any mortgage on the primary home in an amount of up to the home’s estimated fair market value as long as the mortgage was incurred more than 60 days before the Strips are purchased, but includes (i) any mortgage amount in excess of the home’s fair market value and (ii) any mortgage amount that was borrowed during the 60-day period before the closing date for the sale of Strips for the purpose of investing in the Strips.

Explanation. In calculating net worth, you may include equity in personal property and real estate, (excluding your primary residence), cash, short-term investments, stock and securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Attachment 1-1

Category B __	The undersigned is an individual (not a partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse or spousal equivalent in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year. For purposes of this Category B, “ income” means annual adjusted gross income, as reported for federal income tax purposes, plus (i) the amount of any tax-exempt interest income received; (ii) the amount of losses claimed as a limited partner in a limited partnership; (iii) any deduction claimed for depletion; (iv) amounts contributed to an IRA or Keogh retirement plan; (v) alimony paid; and (vi) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code of 1986, as amended.

Category C __	The undersigned is a natural person who holds one of the following licenses in good standing: General Securities Representative license (Series 7), the Private Securities Representative license (Series 82), or the Investment Adviser Representative license (Series 65).

Category D __	The undersigned is a director or executive officer of the Company which is issuing and selling the Strips (as defined in the Company’s Subscription Agreement delivered along with this Purchaser Questionnaire (the “Subscription Agreement”)).

Category E __	The undersigned is a bank, as defined in Section 3(a)(2) of the Securities Act of 1933, as amended (the “Act”); a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act, whether acting in its individual or fiduciary capacity; any insurance company as defined in Section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958 or any Rural Business Investment Company as defined in section 384A of the Consolidated Farm and Rural Development Act; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors (describe entity).

Attachment 1-2

Category F __	The undersigned is a private business development company as defined in section 202(a) (22) of the Investment Advisors Act of 1940. (describe entity)

Category G __	The undersigned is either a corporation, partnership, limited liability company, Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Strips and with total assets in excess of $5,000,000. (describe entity)

Category H __	The undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Strips, where the purchase is directed by a “sophisticated investor” as defined in Regulation 506(b)(2)(ii) under the Act.

Category I __	The undersigned is a “family office,” as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940: (i) with assets under management in excess of $5,000,000, (ii) that is not formed for the specific purpose of acquiring the securities offered, and (iii) whose prospective investment is directed by a person who has such knowledge and experience in financial and business matters that such family office is capable of evaluating the merits and risks of the prospective investment.

Category J __	The undersigned is a “family client,” as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940, of a family office meeting the requirements set forth in the immediately preceding paragraph above and whose prospective investment in the issuer is directed by such family office pursuant to clause (iii) in the immediately preceding paragraph.

Category K __	The undersigned is an entity (other than a trust) in which ALL of the equity owners are “accredited investors” within one or more of the above categories. If relying upon this Category alone, EACH equity owner must complete a separate copy of this Purchaser Questionnaire. (describe entity)

Attachment 1-3

Category L __	The undersigned is an institutional accredited investor, as defined in Rule 501(a) of Regulation D promulgated under the Securities Act, of a type not listed in the preceding paragraphs.

The undersigned agrees that the undersigned will notify the Company at any time on or prior to the Closing (as defined in the Subscription Agreement) in the event that the representations and warranties in this Purchaser Questionnaire shall cease to be true, accurate and complete.

(2)	Suitability (please answer each question)

(a)	For an individual, please describe your current employment, including the company by which you are employed and its principal business:

(b)	For an individual, please describe any college or graduate degrees held by you:

(c)	For all subscribers, please list types of prior investments:

(d)	For all subscribers, please state whether you have you participated in other private placements before:

YES	NO

(e)	If your answer to question (d) above was “YES”, please indicate frequency of such prior participation in private placements of:

	Public Companies	Private Companies

Frequently
Occasionally
Never

Attachment 1-4

(f)	For individuals, do you expect your current level of income to significantly decrease in the foreseeable future?

YES	NO

(g)	For trust, corporate, partnership and other institutional subscribers, do you expect your total assets to significantly decrease in the foreseeable future?

YES	NO

(h)	For all subscribers, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you?

YES	NO

(i)	For all subscribers, are you familiar with the risk aspects and the non-liquidity of investments such as the Strips for which you seek to purchase?

YES	NO

(j)	For all subscribers, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

YES	NO

(3)	Manner in which title is to be held: (circle one)

(a)	Individual Ownership
(b)	Community Property
(c)	Joint Tenant with Right of Survivorship (both parties must sign)
(d)	Partnership
(e)	Tenants in Common
(f)	Company
(g)	Trust
(h)	Other

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Attachment 1-5

The undersigned is informed of the significance to the Company of the foregoing representations and answers contained in this Purchaser Questionnaire and such answers have been provided under the assumption that the Company will rely on them.

Individual

Date:
Name of Individual
(Please type or print)

Signature of Individual

For use with Joint Tenancy Investments.
Individual

Date:
Name of Individual
(Please type or print)

Signature of Individual

Partnership, Corporation or
Other Entity

Date:
Print or Type Entity Name

By:
Name:
Print or Type Name

Title

Signature

[Signature Page to Purchaser Questionnaire]

Attachment 1-6